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                                                                   EXHIBIT 10-BG

                         NATURAL GAS PURCHASE AGREEMENT

         THIS NATURAL GAS PURCHASE AGREEMENT ("Agreement") is made and entered into this 31st day of March, 1997, effective as to natural gas produced commencing May 1, 1997, by and between COLUMBIA ENERGY SERVICES CORPORATION, a Kentucky corporation (hereinafter called "Buyer"), and KERR-MCGEE CORPORATION, a Delaware corporation (hereinafter called "Seller").

                              W I T N E S S E T H:

         WHEREAS, Seller is a producer of natural gas and has a supply of natural gas which is available for sale to Buyer;

         WHEREAS, Buyer is seeking to purchase a supply of natural gas for resale;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the parties do hereby covenant and agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         The following terms used herein are intended and shall be construed to have meanings as follows:

         1.0 The term "Basis" shall mean the mathematical premium or discount added to or subtracted from the NYMEX natural gas
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futures price to determine the price of natural gas at a specific location.

         1.1 The term "Btu" shall mean British Thermal Unit, and "MMBtu" shall mean one million (1,000,000) British Thermal Units. One MMBtu is equal to one "dekatherm" ("Dth").

         1.2 The term "Business Day" shall mean the period between 8:00 A.M. and 5:00 P.M. Central Time, Monday through Friday, excluding federal holidays and other days that are designated as company holidays at the headquarters of both Seller and Buyer, a list of which shall be provided by each Party upon execution and which may be amended by each Party without the other Party's consent.

         1.3 The term "Contract Month" shall mean each calendar month Gas is being sold under the terms of this Agreement.

         1.4 The term "Contract Year" shall mean a period of twelve (12) consecutive Months beginning at 8:00 A.M. Central Time on May 1 of a year in which this Agreement is in effect, and ending at 8:00 A.M. Central Time on May 1 of the next succeeding year.

         1.5 The term "Daily Baseload Quantity" shall mean the quantity of Gas that the parties can reasonably expect to be produced and sold hereunder from a Source each day during the Contract Month taking into account any anticipated operational work that may be performed during the Contract Month.

         1.6 The term "Daily Contract Quantity", for each Source, shall mean the sum of the Daily Baseload Quantity and the Daily Swing Quantity produced from such Source on a Day.


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         1.7 The term "Daily Swing Quantity" shall mean gas produced and sold hereunder from a Source during a Day in excess of the Daily Baseload Quantity for such Source on such Day.

         1.8 The term "Day" shall mean a period of twenty-four (24) consecutive hours beginning at 8:00 A.M. Central Time and ending at 8:00 A.M. Central Time the next succeeding day.

         1.9 The term "Delivery Point" shall mean the point at which Seller first delivers Gas to a third party gathering or transportation system and is the point at which title to the Gas delivered, sold, and purchased hereunder shall pass from Seller to Buyer. The Delivery Point for each Source of Gas is identified on Exhibit "A" hereto.

         1.10 The term "Designated Representative" with respect to a party hereto shall refer to the individual designated from time to time by such party to receive telephone calls or notices with respect to particular issues or geographic areas. Such designation shall be in writing, which may be transmitted as provided herein for notices.

         1.11 The term "Exhibit 'A'" shall mean the exhibit attached hereto, as such may be amended from time to time as necessary, and shall include, but not be limited to, a list of the Source(s), the Delivery Point, Transporter and pricing information applicable for each Source, signature lines for approval of the Exhibit "A" by both parties and the effective date of the Exhibit "A".


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         1.12 The term "Initial Margin" shall mean the up-front, per contract margin deposit required by the NYMEX when natural gas futures contracts are traded multiplied times the number of contracts sold if the parties establish a NYMEX-based price under Section 4.1 of this Agreement.

         1.13 The term "Margin Request"

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         1.14 The term "Month" shall mean a calendar month beginning on the first calendar Day of such month.

         1.15 The terms "Natural Gas" and "Gas" shall mean natural gas that meets pipeline quality specifications of the Transporter and which is produced from wells and delivered to the Delivery Point(s) hereunder and shall include casinghead gas produced with crude oil, natural gas from gas wells, gas from wells producing gas with condensate, or residue gas resulting from processing casinghead gas, gas well gas, or other natural gas.

         1.16 The term "NYMEX" shall mean the New York Mercantile Exchange.

         1.17 The term "PVR" shall mean plant volume reduction, which shall be the reduction in volumes resulting from processing the Gas.

         1.18 The word "Source" shall mean the well or production unit from which Gas sold hereunder is produced. Each Source shall be identified on Exhibit "A" hereto, as such Exhibit "A" may be


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amended from time to time, and the Delivery Point, Transporter and pricing information shall be stated for each Source on such Exhibit "A".

         1.19 The term "Total Margin Requirement" shall mean the Initial Margin plus the Variation Margin. The Total Margin Requirement is zero for any Month for which a NYMEX natural gas futures contract has expired.

         1.20 The term "Transporter", with respect to each Delivery Point, shall mean the third party gathering or transportation system which receives and handles Gas delivered at such Delivery Point. The Transporter for each Delivery Point at which Gas is to be delivered hereunder shall be listed on Exhibit "A". If more than one Transporter is available at a particular Delivery Point, all potential Transporter(s) shall be identified on the Exhibit "A" and Buyer shall keep records identifying the Transporter used with respect to Gas purchased hereunder at such Delivery Point.

         1.21 The term "Variation Margin", shall mean the sum of the products of the differences, if any, between the daily NYMEX natural gas futures contract's closing price (Henry Hub) for each forward Contract Month for which a fixed price has been agreed to, and the NYMEX price used in determining the agreed-upon fixed price for such Contract Month, multiplied by the quantity of MMBtus of Gas to be purchased by the Buyer at a fixed price during each such Contract Month.


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                                   ARTICLE II

                                      TERM

         2.0 This Agreement shall become effective for Gas produced beginning May 1, 1997, and shall remain in full force and effect for a term of three (3) Contract Years

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                                   ARTICLE III

                                    QUANTITY

         3.0 Seller shall sell and deliver and Buyer shall purchase and receive all of Seller's existing domestic Natural Gas production available for purchase, upon the terms and conditions set forth herein. Exhibit "A" attached hereto identifies each Source of Seller's production.



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         3.1 Seller expressly reserves the right to conduct well operations free from all control by Buyer and in such a manner as Seller deems advisable, including without limitation, the right to rework old wells, the right to shut-in production for operational or safety reasons and the right to abandon any well or lease agreement. Seller also expressly reserves all natural gas needed in order to operate its wells and leases as it deems best.

         3.2

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                                   ARTICLE IV

                                  PRICE FOR GAS



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                                    ARTICLE V

                                 DELIVERY POINTS

         5.0 The Gas to be purchased and sold hereunder shall be delivered to Transporter(s) from Sources identified on Exhibit "A" at the Delivery Point identified on Exhibit "A" for each such Source. In the event that there are capacity constraints preventing access to Transporter's system and Gas cannot be delivered to or received from a Delivery Point, the parties may mutually agree to other Delivery Point(s).


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                                   ARTICLE VI

                   TRANSPORTATION, NOMINATION, AND GAS CONTROL

         6.0 Buyer shall be responsible for paying all transportation costs downstream from the Delivery Points including any in-kind payment of Gas for Transporter's fuel and losses from the Delivery Points; provided, however, that "Currently Effective Deductions" as set forth in Exhibit "A" shall be borne by Seller and deducted by Buyer from the amounts paid to Seller hereunder.

         6.1 Buyer shall be responsible for making all nominations required to cause Seller's Natural Gas production to be transported from the Delivery Points set forth in Exhibit "A". Buyer shall work with Seller and operators other than Seller to stay informed about both production and downstream variances to reduce imbalances. Buyer shall be responsible for all pipeline imbalances to the extent Buyer causes such imbalances. Buyer shall bear all penalties and cash-in/cash-out losses incurred by either party as a result of imbalances for which Buyer is responsible. Seller shall be responsible for all pipeline imbalances to the extent Seller causes such imbalances. Seller shall bear all penalties and cash-in/cash-out losses incurred by either party as a result of imbalances for which Seller is responsible.

         6.2 With respect to each Source, Buyer shall be responsible for certain Gas control activities normally performed by a producer or a well or facility operator or a shipper as set forth in this Section 6.2, including volume control nominations with the applicable pipeline, the other working interest owners,


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and other operators of Sources from which Seller provides Gas. On
Seller-operated Sources, Buyer shall notify Seller's co-owners of their respective shares of production prior to the 20th Day of the Month preceding the Contract Month, using diligent efforts to ensure that working interest owner imbalances are minimized. On non-operated Sources, Buyer shall contact the operators to receive volumes available for sale each Month and shall use diligent efforts to remain cognizant of planned down time on both non-operated and operated Sources.

         Buyer will in no event be responsible for tracking working interest owner imbalances or for taking any action to correct existing or future imbalances. Buyer will be entitled to rely conclusively on (i) individual well working interest owner entitlement percentages provided by Seller with respect to Sources operated by Seller to calculate availability for each interest owner at the appropriate Delivery Point unless notified otherwise by Seller, and (ii) information provided by operators to schedule production from Sources that are not operated by Seller. In the event of disagreement among Seller, working interest owners, and/or operators with respect to available production and well-balancing issues, such issues shall be referred to Seller's Designated Representative.

         6.3 (a) Buyer shall indemnify, and hold Seller free and harmless from and against any and all losses, damages, penalties and reasonable expenses incurred by Seller and arising out of or resulting from Buyer's breach of its obligations under this Article


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VI; provided, however, that such indemnification shall not apply to that portion of such losses, damages, penalties and expenses that results from the negligence (including, without limitation, failure to keep Buyer adequately informed) or willful misconduct of Seller.

                 (b) Seller shall indemnify and hold Buyer free and harmless from and against any and all losses, damages, penalties and reasonable expenses incurred by Buyer and arising out of or resulting from Seller's breach of its obligations under this Article VI; provided however, that such indemnification shall not apply to that portion of such losses, damages, penalties, or expenses that result from the negligence or willful misconduct of Buyer.

         6.4 As consideration for performing the Gas control services described herein, Seller shall pay Buyer ____________________________________
____________ per Month during the initial Contract Year and ___________________
__________________ per Month in the next succeeding Contract Years commencing May 1, 1998. If Seller adds new Sources to this Agreement and Buyer reasonably believes that additional manpower will be required to perform the Gas control services, Buyer shall notify Seller of this event and recommend an addition to the monthly fee for these services. Buyer and Seller shall mutually agree to such increase in the monthly fee as is required to perform the additional Gas control services resulting from the new Sources.

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         6.5 Seller shall be responsible for connecting new Sources to gathering systems or pipelines (i.e. well-tie-ins) and for negotiating and connecting any additional tie-ins for existing Sources, all at Seller's sole cost and expense. Seller shall notify Buyer at least 90 Days in advance should an existing connection with a gathering system or pipeline be affected.

         6.6 Buyer is not obligated to obtain firm gathering or transportation on behalf of Seller. Seller, in its own discretion, may obtain firm transportation of gathering, which shall either be assigned to Buyer for use hereunder at Seller's cost or Buyer shall act as agent on Seller's behalf. In addition, Seller has certain gathering and transportation agreements which it desires to retain in its own name. In order to evidence Buyer's authority to perform the gas control, nomination, and other duties on Seller's behalf as provided in this Article VI, the parties shall enter agency agreements with Transporters from time to time. As between Seller and Buyer hereunder, it is understood that such agency agreements will be interpreted in connection with this Article VI. If either party receives notices from Transporters that specifically apply to gathering or transportation agreements retained by Seller, but as to which Buyer is acting as Seller's agent, the party receiving such notice shall provide the other party with a copy or other adequate notice thereof.


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                                   ARTICLE VII

                                   PROCESSING

         7.0 Seller reserves the right, at its sole cost, to process Gas delivered hereunder, prior to and after its delivery, for the extraction of any components contained therein other than methane, except for such methane reasonably removed or used in such processing.

         7.1 Such processing shall be at a point or points acceptable to Seller. Such processing shall not render the Gas incapable of meeting the applicable quality specifications herein. Buyer shall only be entitled or obligated to buy the residue Gas resulting from such processing.

         7.2 Buyer shall assist Seller in arranging transportation and shall handle nominations in order to enable Gas to be delivered to any applicable post-delivery processing plant, but shall not have any responsibility for nor incur any liability in connection with any such separation, extraction, or processing by Seller or costs attendant thereto, including, but not limited to, PVR, fuel, and the cost of transporting PVR and fuel to such point or points.

         7.3 Buyer shall be responsible for nominating and scheduling the transportation of all PVR in accordance with Article VI above. Seller shall notify Buyer in the event of changes in the status of any of Seller's processing arrangements that would impact Buyer's performance under this Section 7.3, including, without limitation, changes in agreements, recovery rates and ethane rejection/recovery status, Seller's election not to process and any


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other factors that might impact plant inlet or outlet volumes to be scheduled by
Buyer.

                                  ARTICLE VIII

                               WARRANTY AND TITLE

         8.0 As between the parties hereto, title to all Gas sold hereunder shall pass from Seller to Buyer upon delivery to the Transporter at the Delivery Points listed in Exhibit "A"; provided, however, that where any Gas sold hereunder is to be processed, title and risk of loss shall revert to Seller at the inlet to the processing plant and shall again revert to Buyer at the outlet of the processing plant.

         8.1 Seller warrants title to all Gas sold hereunder, that it has the right to sell the same, and that such Gas is free from liens, encumbrances, and adverse claims of every kind. Seller will pay, or cause to be paid, all applicable royalties, taxes and other sums due on production and transportation of the Gas until the Gas is delivered to Buyer at the Delivery Point(s).

         8.2 Until title passes to Buyer at the Delivery Point(s), and again if Gas is delivered by Buyer to a processing plant for processing by Seller or for Seller's account, as between the parties hereto, Seller shall be in full control and possession of the Gas under this Agreement and shall be responsible for, and indemnify Buyer against, any damage or injury caused thereby, including death, except for any damage, injury, or death caused by the willful misconduct or gross negligence of Buyer. Upon passage


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of title to Buyer at the Delivery Point(s) and again upon delivery of residue
Gas to Buyer after processing at a processing plant by Seller or for Seller's account, as between the parties hereto, Buyer shall be in full control and possession of the Gas, and shall be responsible for, and indemnify Seller against, any damage or injury caused thereby, including death, except for any damage, injury or death caused by the willful misconduct or gross negligence of Seller.

         8.3 Neither Buyer nor Seller shall be required to odorize the Gas.

                                   ARTICLE IX

                  QUALITY, MEASUREMENT AND OTHER SPECIFICATIONS

         9.0 The terms and provisions of each applicable Transporter's governing tariff ("Tariff") shall define and set forth, among other things, the units of measurement, measurement specifications, quality, heating value, testing specifications, and delivery terms and specifications of the Gas to be delivered to each Delivery Point. Seller shall be responsible for ensuring that such Gas meets such specifications. All such definitions, specifications, procedures and terms, and all other terms and provisions of the Tariff relating to the delivery of gas to each Transporter are hereby expressly incorporated herein by reference with respect to the Gas to be delivered to such Transporter.


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                                    ARTICLE X

                              BILLINGS AND PAYMENT

         10.0 On or before the tenth (10th) Day of the Month following each Month of deliveries, Buyer will provide Seller monthly statements showing volumes and thermal quantities of Gas sold from each Source during the Month of deliveries, along with the applicable price.

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         10.1 In the event it should subsequently be determined that the actual quantity of Gas sold to Buyer by Seller during a Contract Month was greater than or less than the quantity paid for by Buyer, then Buyer and Seller shall cooperate to correct such underage or overage to the mutual satisfaction of the parties. Buyer shall provide Seller with any pipeline or meter statement(s) or other appropriate documentation verifying volumes credited to Buyer's account from the Delivery Point(s) hereunder. All statements, billings, and payments shall be subject to correction of any error for a period of two (2) years, but not thereafter, unless specific written claim therefor is made within said period.

         10.2 A delayed payment charge equal to the lesser of (a) the maximum lawful rate of interest or (b) the prime rate being charged from time to time at Citibank, N.A., New York, New York (or its successor), plus _______________ per annum, shall be due on all amounts not paid by Buyer from the due date until the same are

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paid; provided, however, that such delayed payment charges shall not apply to amounts due under Section 10.1 above. If Seller has not received a payment due it hereunder on or before the date when such payment is due, Seller shall immediately notify Buyer of such nonpayment. If such default in payment continues for five (5) Business Days after the date of such notice, Seller may at its election and in addition to all other remedies, suspend deliveries of Gas quantities hereunder and may cancel and terminate this Agreement; provided, however, that the provisions for suspending deliveries or terminating this Agreement shall not apply if Buyer's refusal to pay any amount claimed by Seller is the result of a bona fide dispute and Buyer pays all amounts not in dispute.

         10.3 Each party and its duly authorized representatives shall have access to the accounting records and other documents maintained by the other party which relate to the Gas being delivered under this Agreement, including such rights of access as either may have to the relevant charts and records of the Transporter, as the case may be.

                                   ARTICLE XI

                               DISPUTE RESOLUTION

         11.0 In the event a dispute arises between Buyer and Seller, or the successors or assigns of either of them, regarding the application or interpretation of any provision of this Agreement, the aggrieved party shall promptly notify the other party of its intent to invoke this dispute resolution procedure


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after such dispute arises. If the parties shall have failed to resolve the dispute within ten (10) Days after delivery of such notice, each party shall, within five (5) Days thereafter nominate a senior officer of its management to meet at Buyer's office or any other mutually agreed location to resolve the dispute. Should the parties be unable to resolve the dispute to their mutual satisfaction within ten (10) Days after such nomination, either party may seek to enforce its rights by whatever legal means are available to it.

         11.1 Without prejudice to the provisions of Section 11.0, either party may file suit prior to exhaustion of the dispute resolution procedure of 11.0 if it believes in good faith the same is necessary to toll a statue of limitations, to establish venue, or to secure a preliminary injunction or other temporary relief to avoid irreparable damage or to preserve the status quo.

                                   ARTICLE XII

                                     NOTICES

         12.0 Except as otherwise permitted in this Agreement, any notice, request, demand, or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when received by a party at its following address, facsimile number or other address for verifiable electronic communication given below:


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                                      BUYER

         Correspondence,     Columbia Energy Services Corporation
         Invoices and        121 Hillpointe Drive, Suite 100
         Notices:            Canonsburg, PA  43215

                             Attn: Vice President, Operations

         Telephone:          (412) 873-1300
         Facsimile:          (412) 873-1310

         Payments:           WIRE TRANSFER

                             Columbia Energy Services Corporation

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                              SELLER

         Correspondence,     Kerr-McGee Corporation
         Invoices and        E & P Division
         Notices:            Attn:  Natural Gas Department

                             P.O. Box 25861
                             Oklahoma City, OK 73125
                                         or
                             123 Robert S. Kerr Avenue
                             Oklahoma City, OK 73102

         Telephone:          (405) 270-2048
         Facsimile:          (405) 270-2296

         Payments:           WIRE TRANSFER

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         12.1 All notices required by this Agreement shall, if given by telephone, be confirmed in writing as provided herein and sent by registered or certified mail, postage prepaid, or sent by facsimile message or other verifiable electronic method, addressed to the party at the address set forth in this Agreement or actually delivered by the party giving notice. Either party may change its address and/or its facsimile number for receiving notices or its


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telephone number by written notice to the other party, effective upon receipt.

                                  ARTICLE XIII

                                   ASSIGNMENT

         13.0 This Agreement may not be assigned by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that Buyer may assign this Agreement to a direct or indirect subsidiary of the Columbia Gas System, Inc., that is at least fifty percent (50%) owned by the Columbia Gas System, Inc. without Seller's prior consent. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors, assigns and personal representatives. Any assignment will not release the assignor of any obligations under this Agreement, unless there is a written release from the non-assigning party.

                                   ARTICLE XIV

                               CREDIT REQUIREMENTS

         14.0 Seller and Buyer agree that this Agreement is conditioned upon Buyer continuing to meet the credit requirements of Seller. Buyer has agreed that Seller may require Buyer to provide a sufficient bond, letter of credit, parent guarantee, surety or other evidence of credit worthiness, all with sureties, terms and amount reasonably satisfactory to Seller, as same may change from time-to-time.


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                                   ARTICLE XV

                                EARLY TERMINATION

         15.0 In the event that either party shall (i) make an assignment or any general arrangement for the benefit of creditors; (ii) file a petition or otherwise commence or authorize commencement of a proceeding or cause under any bankruptcy or similar law for the protection of creditors or have such petition filed or proceeding commenced against it; (iii) otherwise become bankrupt or insolvent; (iv) be unable to pay its debts to the other party as they fall due; or (v) fail to give adequate assurance of its ability to perform its obligations within three Business Days of a reasonable request by the other party, then the other party may terminate this Agreement immediately upon notice.

         15.1 It is anticipated by the parties that Buyer will purchase and receive all or substantially all of Seller's available production that is subject to the Agreement at all times. If Buyer fails to do so, Seller shall have the right but not the obligation to terminate this Agreement upon 30 Days prior written notice; provided, however, that such failure is not excused under
Article XVI.

                                   ARTICLE XVI

                                  FORCE MAJEURE

         16.0 In the event that either Buyer or Seller is rendered unable, by an event of Force Majeure, to perform wholly or in part any obligation or commitment set forth in this Agreement, then upon


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such party's giving notice, as prescribed in Article XII above, and full particulars of such event of Force Majeure as soon as possible after the occurrence of the cause relied on, the obligation of the party affected by such event of Force Majeure, other than the obligation to make payments hereunder, shall be suspended during the continuance of any inability but for no longer period. The party claiming Force Majeure shall use reasonable diligence to remedy the situation and to remove the cause in an adequate manner and with all reasonable dispatch, except that the settlement of strikes, lockouts and industrial disputes and disturbances shall be in the sole discretion of the party claiming Force Majeure.

         16.1 The term "Force Majeure" as stated in this Agreement shall mean acts of God; strikes, lockouts or industrial disputes or disturbances; civil disturbances; acts of a public enemy; wars; riots; blockades; insurrections; freezing of pipelines or wells; failure of machinery due to accident or breakage; requisitions or restraints of federal, state or municipal government agencies; curtailment of transportation or any other cause, whether of the kind herein enumerated or otherwise, not reasonably within the control of the party claiming Force Majeure.

         16.2 Seller and Buyer will provide the names and telephone numbers of individuals employed by Seller and Buyer who can be reached during non-business hours in case of Force Majeure events.


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                                  ARTICLE XVII

                                  MISCELLANEOUS

         17.0 No waiver by either party of any one or more defaults by the other in the performance of any provisions of this Agreement shall operate or be construed as a waiver of any other default or defaults, whether of a like or a different character.

         17.1 Neither party shall be liable to the other party for indirect, consequential, incidental, or punitive damages, including but not limited to those arising from business interruption or loss or profits.

         17.2 The interpretation and performance of this Agreement shall be in accordance with the laws of the State of _________ applicable to contracts made and to be wholly performed within such state. The parties agree that non-exclusive venue is proper in the courts of competent jurisdiction in ___
_____________________.

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         17.3 The terms and conditions contained herein constitute the full and complete agreement between the parties hereto, and any change to this Agreement must be submitted in writing and agreed to by both parties.

         17.4 This Agreement was jointly prepared by the parties hereto and no interpretation hereof shall depend on the identity of the party deemed to have written the provision being interpreted.

         17.5 The headings used herein are for the convenience of the parties and shall not be used in interpreting this Agreement.

         17.6 Each party reserves the right to set-off amounts it owes to the other party against amounts currently due and payable


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to it from such other party, but in exercising this right, shall give a full explanation, with appropriate backup materials to support the amounts used for set-off.

         17.7 The terms of this Agreement shall be kept confidential, except (i) as necessary to effect transportation, (ii) as required by law, regulation, or order of governmental authority, (iii) as required for accounting or audit purposes, (iv) as necessary to inform an individual or entity considering in good faith the purchase of one or more Sources, or (v) as required by counsel, investment advisors, financial institutions, and other consultants retained by either party from time to time, provided, however that the party retaining such counsel, advisors, institutions and consultants shall cause each to agree to be bound by the confidentiality provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

BUYER                                          SELLER

COLUMBIA ENERGY SERVICES                KERR-MCGEE CORPORATION
CORPORATION

By:                                     By:
   -------------------------------         ----------------------------------
Name:                                   Name:  Robert C. Scharp
     -----------------------------           --------------------------------
Title:                                  Title: Senior Vice President
      ----------------------------            -------------------------------


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